UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 29, 2012

AUTOVATIVE PRODUCTS, INC

(Exact name of registrant as specified in its charter)

Nevada	333-175212	20-2079514
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 N. Santa Fe Avenue, Ste. D, Vista, CA 92083

(Address of principal executive offices, including zip code)

(760)-732-5868

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 29, 2012, the board of directors of Autovative Products, Inc. (the “Company”) accepted the retirement of Malcolm Pollard, Inc. (“Pollard”) as its independent registered public accounting firm, and engaged Hamilton PC (“Hamilton”) as its independent registered public accounting firm to audit its financial statements for the year ended December 31, 2011. The Company does not have an audit committee.

During the Company's two most recent fiscal years ended December 31, 2010 and 2009, the Company did not consult Hamilton with respect to any of the matters described in Item 304(a)(2) of Regulation S-K.

Pollard’s audit reports regarding the Company's financial statements for the fiscal years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that its audit reports for such fiscal years contained a going concern qualification.

The Company and Pollard have not, during the fiscal years ended December 31, 2010 and 2009. had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Pollard’s satisfaction, would have caused Pollard to make reference to the subject matter of the disagreement in connection with its reports.

During the fiscal years ended December 31, 2010 and 2009, Hamilton had not advised the Company of any of the enumerated items described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Pollard furnish a letter addressed to the SEC stating whether or not Pollard agrees with the statements made in this 8-K.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 5, 2012

Autovative Products, Inc.

By:	/s/ David Funderburk
Name:	David Funderburk
Title:	Principal Executive Officer